REVISED SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14(A) INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Ameritrans Capital Corporations
                (Name of Registrant as Specified In Its Charter)

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                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

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[_]  Check box if any part of the fee is offset as provided by Exchange Act
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Explanatory Note: This Amendment No. 1 to the Schedule 14A filed
January 24, 2005 is being filed for the sole purpose of adding the following to the management section of the proxy statement under the heading Committees of the Board and Meeting Attendance that appears on page 8 of the proxy statement:

"The Board of Directors currently acts as a committee of the whole with respect to the nominations for membership on the board of directors. The Company is currently in the process of establishing a Nominating Committee, whose members will advise the Board of Directors with respect to nominating and continuing qualifications for membership on the Board of Directors."

No other changes have been made to the proxy statement filed January 24, 2005. The January 24, 2995 Proxy Statement is incorporated herein by reference.



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                     AMERITRANS CAPITAL CORPORATION
                     747 THIRD AVENUE, 4TH FLOOR
                       NEW YORK, NEW YORK 10017

          Notice of Amendment to Notice of Annual Meeting of Shareholders
                         To Be Held on March 4, 2005



Dear Shareholders:

	On February 18, 2005, the Company filed an amended Schedule 14A with the Securities and Exchange Commission amending the proxy materials mailed to all shareholders on January 24, 2005, to add the following to the Management section of the proxy statement under the heading Committees of the Board and Meeting Attendance that appears on page 8 of the proxy statement:

"The Board of Directors currently acts as a committee of the whole with respect to the nominations for membership on the board of directors. The Company is currently in the process of establishing a Nominating Committee, whose members will advise the Board of Directors with respect to nominating and continuing qualifications for membership on the Board of Directors."

No other changes have been made to the proxy statement filed January 24, 2005.


	By Order of the Board of Directors,


        /s/ Margaret Chance


	MARGARET CHANCE, Secretary


February 18, 2005